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                                                                      EX-10.18

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

            FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("FIRST AMENDMENT") entered into as of June 23, 1998, between Salvatore J. Bonanno ("Executive") and Grove Worldwide LLC ("Grove").

            In recognition of the opportunity given to the Executive to invest in Grove Investors LLC (the "Company"), the provisions of Section 4(b) of the Employment Agreement dated March 5, 1998 are deleted and declared void.

            IN WITNESS WHEREOF, Grove has caused this instrument to be executed by its duly authorized officer and, except as modified by this letter, the Employment Agreement remains in full force and effect.

                                       GROVE WORLDWIDE LLC

                                           Signed
                                       ---------------------------------
                                       By:

/s/ Salvatore J. Bonanno
-----------------------------
Salvatore J. Bonanno